UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

TELIK, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31265 (Commission File No.)	93-0987903 (IRS Employer Identification No.)

3165 Porter Drive

Palo Alto, California 94304

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 845-7700

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 29, 2004, Telik, Inc. publicly disseminated a press release announcing certain financial results for the quarter ended March 31, 2004. The foregoing description is qualified in its entirety by reference to Telik’s press release dated April 29, 2004, a copy of which is attached hereto as Exhibit 99.1.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Telik, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.

Dated: April 29, 2004	By:	/s/ CYNTHIA M. BUTITTA

Cynthia M. Butitta Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release entitled “Telik Announces First Quarter 2004 Financial Results,” dated April 29, 2004.